UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Filed by a party other than the registrant  ☐

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☐	Preliminary proxy statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14-a6(e)(2))
☐	Definitive proxy statement
☒	Definitive additional materials
☐	Soliciting material under Rule 14a-12

New York Community Bancorp, Inc.

(Name of Registrant as specified in its Charter)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on June 4, 2019. NEW YORK COMMUNITY BANCORP, INC. Meeting Information Meeting Type: Annual Date: Tuesday, June 4, 2019 Time: 10:00 A.M. EDT For holders as of: April 9, 2019 Location: Sheraton LaGuardia East Hotel 135-20 39th Avenue Flushing, NY 11354 You are receiving this notice because shares of New York Community Bancorp, Inc. were held in your account on the date of record for its Annual Meeting of Shareholders. The purpose of this notice is to tell you how to access the proxy materials for the Company’s Annual Meeting on the Internet OR to request those materials in hard copy or via e-mail, if that is your preference. To obtain your proxy materials and voting instructions—whether online, in hard copy, or via e-mail—please see the reverse side of this notice. We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy See the materials reverse and side voting of this instructions. notice to obtain C/O COMPUTERSHARE 480 WASHINGTON BOULEVARD JERSEY CITY, NJ 07310

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Notice of Meeting and Proxy Statement 2. Annual Report to Shareholders including the 2018 Form 10-K • To VIEW these materials Online: Please refer to the information printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below. • To RECEIVE these materials in HARD COPY or by E-MAIL, you will need to REQUEST THEM. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail to the address above. In the subject line, type the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX that is located on the following page. There is NO CHARGE for receiving these materials in hard copy or by e-mail. To facilitate timely delivery of your proxy materials, please submit your request as instructed above on or before May 21, 2019. Requests, instructions, and other inquiries sent to the above e-mail address will NOT be forwarded to your investment advisor. How To Vote SCAN TO VIEW MATERIALS & VOTE w Please Choose One of the Following Voting Methods To Vote at the Annual Meeting: You will need to request, complete, and sign a ballot at the Annual Meeting in order to vote these shares in person. Please see the Company’s Proxy Statement for information regarding Annual Meeting attendance requirements, which includes that you present the admission ticket attached to your proxy card and photo identification. To Vote via the Internet: To vote online, go to www.proxyvote.com, or from a smartphone scan the QR Barcode above. Refer to the information printed in the box marked by the arrow XXXX XXXX XXXX XXXX that is located on the following page, and follow the instructions provided on the website. To Vote By Telephone: To vote now by telephone, call 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and follow the instructions. ToVote By Mail: Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Shareholder Meeting Registration: To vote and/or attend the meeting, go to the “Register for Meeting” link at www.proxyvote.com.

Voting Items The Board of Directors recommends you vote FOR the following: 1. Election of Directors The Board of Directors recommends that you vote Nominees: For Against Abstain AGAINST the following proposals: For Against Abstain 1a. Michael J. Levine ! ! ! 4. A shareholder proposal recommending the ! ! ! adoption of a policy on providing equity award compensation to senior executives. 1b. Ronald A. Rosenfeld ! ! ! 5. A shareholder proposal requesting board action 1c. Lawrence J. Savarese ! ! ! to eliminate the supermajority requirements in ! ! ! our charter and bylaws. 1d. John M. Tsimbinos ! ! ! 6. A shareholder proposal recommending the ! ! ! adoption of director term limits. The Board of Directors recommends that you vote FOR the following proposals: NOTE: If any other business is presented at the Annual Meeting, including whether or not to 2. The ratification of the appointment of KPMG LLP ! ! ! adjourn the meeting, the proxy will be voted as the independent registered public accounting by the proxies in their best judgment. firm of New York Community Bancorp, Inc. for the fiscal year ending December 31, 2019. 3. An advisory vote to approve compensation for our ! ! ! executive officers disclosed in the accompanying Proxy Statement.

Non-Voting Items Yes No Please indicate if you plan to attend this meeting. ! ! THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS REVOCABLE PROXY NEW YORK COMMUNITY BANCORP, INC. ANNUAL MEETING OF SHAREHOLDERS Tuesday, June 4, 2019 10:00 a.m., Eastern Daylight Time Except for those shares of Common Stock of the Company held in the plans defined below, the undersigned hereby appoints the Proxy Committee of the Board of Directors of New York Community Bancorp, Inc. (the “Company”), with full power of substitution, to act as attorney and proxy for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Shareholders to be held on Tuesday, June 4, 2019, at 10:00 a.m., Eastern Daylight Time, at the Sheraton LaGuardia East Hotel, 135-20 39th Avenue, Flushing, New York 11354, and at any and all adjournments thereof, as set forth on the reverse side. If you hold shares of New York Community Bancorp, Inc. Common Stock through the New York Community Bancorp, Inc. Employee Savings Plan (“401(k) Plan”) or the New York Community Bancorp, Inc. Employee Stock Ownership Plan (collectively referred to as the “tax-qualified plans”), or you have been awarded shares of restricted stock under the New York Community Bancorp, Inc. 2012 Stock Incentive Plan (“Stock Plan”), this proxy card covers all shares for which you have the right to give voting instructions to Pentegra Trust Company, the trustee for the tax-qualified plans and the Stock Plan (the “Trustee”). This proxy card, when properly executed and dated, will be voted by the Trustee as you direct. If you do not direct the Trustee how to vote the shares of Company Common Stock credited to your plan account(s) by 11:59 p.m., Eastern Daylight Time, on May 29, 2019, the Trustee will vote the shares held in the tax-qualified plans in the same proportion as the voting instructions it receives from other participants as of that date and time. All shares of Common Stock of the Company held in the Stock Plan for which timely instructions are not received will be voted by the Trustee as directed by New York Community Bancorp, Inc. PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE VIA THE INTERNET OR BY TELEPHONE P18884 Authorized Signatures—This section must be completed for your instructions to be executed. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give your full title as such. Joint owners - E80764 should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature 1—(Please sign on line) Signature 2—(Joint Owners) Date—(Please print date)